EXHIBIT 99.18
                                 -------------

                             Collateral Term Sheet.

Deal                                       CWMBS 05-11
-----------------------------------------
Group                                                                  4
 Date                                                          2/14/2005
 Deal Size
Other DEAL INFO
---------------
Lead                                       BAS
Originator[s]                              CWHL
Servicer[s]                                CWHL
Raters
POOL SUMMARY DATA
-----------------
Agency Conforming                                                 32.14%
Non Conforming                                                    67.86%
Prefunding (if any)
No of Loans                                                        1,037
Average Loan Size                                            $371,958.74
WAC                                                                1.68%
WA LTV                                                            73.82%
% First Lien                                                     100.00%
% Owner Occ                                                       83.18%
% Purchase                                                        39.86%
% Cash out                                                        41.48%
% Full Doc                                                        16.79%
% Reduced/Limited Doc                                             75.41%
% Stated Income                                                    0.00%
% No docs                                                          0.00%
WA FICO                                                              710
FICO Range                                 606 to 821
Mortgage Indices
----------------
Floating Rate Mortgages                                          100.00%
Fixed Rate                                                         0.00%
2/28 Float                                                         0.00%
3/27 Float                                                         0.00%
5/25 Float                                                         0.00%
IO Mortgages                                                       0.00%
LOAN SIZE
---------
Loans < 100k                                                       0.98%
Loans < 75k                                                        0.28%
Loans > 350k                                                      70.56%
Loans > 500k                                                      39.92%
Loans > 750k                                                      16.87%
Income Strats
-------------
Average DTI
DTI 40-45%
DTI 45-50%
DTI 50-55%
DTI > 55%
GEOGRAPHIC
----------
California                                                        56.88%
North California                                                  21.23%
South California                                                  35.65%
Florida                                                           10.77%
Illinois                                                           1.15%
Michigan                                                           1.00%
Texas                                                              1.25%
Colorado                                                           1.58%
New York                                                           0.87%

New Jersey                                                         1.65%
Virginia                                                           2.88%
Washington                                                         2.07%
Mass                                                               1.66%
Property Type
-------------
Single Prop                                                       60.13%
PUD                                                               28.18%
2-4 Family                                                         3.45%
Condo                                                              8.23%
MH                                                                 0.00%
FICO
----
Fico < 600                                                         0.00%
Fico < 580                                                         0.00%
Fico < 560                                                         0.00%
Below 520                                                          0.00%
521 - 540                                                          0.00%
541 - 560                                                          0.00%
561 - 580                                                          0.00%
581 - 600                                                          0.00%
601 - 620                                                          0.46%
621 - 640                                                          3.75%
641 - 660                                                          6.46%
661 - 680                                                         16.93%
681 - 700                                                         19.55%
701 - 720                                                         15.59%
721 - 740                                                         11.14%
Above 740                                                         26.11%
LTV
---
<=50                                                               2.80%
50.01-55                                                           2.77%
55.01-60                                                           3.66%
60.01-65                                                           6.61%
65.01-70                                                          12.70%
70.01-75                                                          16.41%
75.01-80                                                          52.60%
80.01-85                                                           0.41%
85.01-90                                                           0.89%
90.01-95                                                           1.15%
95.01-100                                                          0.00%
> 100%                                                             0.00%
> 80%                                                              2.45%
> 90%                                                              1.15%

Average Seasoning                                                   0.19
% > 3 months                                                       0.35%
mortgage insurance if any                                          2.45%
MI providers                        MGIC, UGRIC, PMIC, CMAC, GEMIC, TGIC, RMIC
excess spread - ave 1st yr
DELINQUENCIES
-------------
30-59 day past                                                     0.00%